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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: June 19, 2001


                           ASIA GLOBAL CROSSING LTD.
         ---------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Bermuda                                      31689                            98-022-4159
   ----------------------                       ---------------------                   -------------
(STATE OR OTHER JURISDICTION                         (COMMISSION                        (IRS EMPLOYER
      OF INCORPORATION)                              FILE NUMBER)                     IDENTIFICATION NO.)


               Wessex House, 45 Reid Street, Hamilton HM12 Bermuda
              ----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:

                                 (441) 296-8600
                                 --------------
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Item 5.           Other Events.


On February 12, 2001, Asia Global Crossing Ltd. announced its agreement to acquire the Asian operations of IXnet and IPC as well as the territorial rights to Australia and New Zealand from its parent company Global Crossing.


Item 7.           Financial Statements and Exhibits.

         (c) Exhibits

              (99)                  Press Release dated June 19, 2001

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ASIA GLOBAL CROSSING LTD.
                                       (Registrant)



Date: June 19, 2001
                                       By:/s/Stefan C. Riesenfeld
                                          --------------------------
                                             Stefan C. Riesenfeld
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                   Description of Exhibit
------                   ----------------------

 (99)              Press Release dated June 19, 2001


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